UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 6, 2007

                                 SUPERVALU INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                   1-5418                    41-0617000
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(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)            File Number)             Identification No.)


             11840 Valley View Road
             Eden Prairie, Minnesota                   55344
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    (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code (952) 828-4000
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

          On December 6, 2007, the Board of Directors of SUPERVALU INC. (the "Company") approved an amendment to the Company's Restated Bylaws. We are amending Article III, Section 3.02. This section was amended to reflect a change from 11 members to the 14 members currently serving on the Board of Directors.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               SUPERVALU INC.
                               ------------------------
                                 (Registrant)

Date:  December 12, 2007


                            By: /s/ Burt M. Fealing
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                                Burt M. Fealing
                                Vice President,
                                Corporate Secretary and Chief Securities Counsel (Authorized Officer of Registrant)